UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2010
Date of Report (Date of earliest event reported)

ROCKWALL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 E. 33rd Street, Unit A, Long Beach, CA 90807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  858-755-0700

Westmoore Holdings, Inc., 339 N. Highway 101, Solana Beach, CA 92075
(Former name and former address due to change since the last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Article of Incorporation

As previously reported in the Schedule 14C, as filed with the Securities and Exchange Commission on March 8, 2010, Westmoore Holdings, Inc. a Nevada corporation (the “Company”), has amended its Articles of Incorporation, effective March 31, 2010, to change its name from Westmoore Holdings, Inc. to Rockwall Holdings, Inc, see attached Exhibit 3.3.

Item 8.01       Other Events

To reflect the name change, the Company has applied for, and has been granted a new trading symbol.  The trading symbol has changed from WSMO.PK to RKWL.PK.  The trading symbol change took effect at the open of business on Thursday, April 22, 2010.

Item 9.01       Exhibits

EXHIBIT NO.	DESCRIPTION
3.3	Articles of Amendment to the Articles of Incorporation, effective as of March 31, 2010

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2010	ROCKWALL HOLDINGS, INC.
By: /s/ Kevin Wheeer
Kevin Wheeler, CEO